Fiscal 4Q & Full Year 2009 Conference Call

September 15, 2009

NetSol TECHNOLOGIES

Safe Harbor Statement

This presentation may contain forward-looking statements relating to the development of NetSol Technologies' products and services and future operation results, including statements regarding the Company that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The words "believe," "expect," "anticipate," "intend," variations of such words, and similar expressions, identify forward-looking statements, but their absence does not mean that the statement is not forward looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could affect the Company's actual results include the progress and costs of the development of products and services and the timing of the market acceptance. Any forward-looking statements contained herein speak only as of the date hereof. The Company undertakes no obligation to update or review any forward-looking statements.

NetSol TECHNOLOGIES

CMMI® Maturity LEVEL 5

Najeeb U. Ghauri

Chairman & Chief Executive Officer

Fiscal 4Q 2009 Overview

Period Ended June 30, 2009

- Quarterly revenue of $6.9 million
  - ↓ 35% year-over-year - impacted by global economic downturn
  - ↑ 36% sequentially - driven by renewed customer demand
- Quarterly operating expenses reduced 23% versus year ago
- Significant reduction in quarterly sequential GAAP net loss
- Return to quarterly EBITDA profitability
- Cash and cash equivalents increased $1.9 million sequentially

Improved Financial Outlook

- ↑ Sequential quarterly revenue growth
- Comprehensive cost reduction measures contributing to improved margins
- Sequential improvement in GAAP and EBITDA profitability
- Focus on returning to near-term quarterly GAAP profitability
- Breakeven revenue run rate:
  - Projected at approximately $8.0 million per quarter on a GAAP EPS basis
  - Projected at approximately $6.5 million per quarter on a cash basis
- Fiscal Q1 2010 begins with stronger revenue backlog and sales pipeline

4Q 2009 Operational Achievements

- Streamlined global corporate structure is contributing to improved margins
- Unified global sales and marketing structure providing increasing sales effectiveness and improving visibility around new opportunities
- Successfully established two IT services joint ventures
    - Atheeb NetSol Limited – Serving Saudi Arabia, GCC, & Middle East
    - NetSol GK Latin America – Serving the Americas
- Neptune Software plc partnership extends the reach of the NetSol Financial Suite (NFS) and LeaseSoft Evolve product in Africa
- Powerful portfolio of captive finance software products and comprehensive IT services, well positioned to leverage return of customer spending

Rising End Market Demand

- Strength in Asia Pacific region includes several significant wins in China, including:
  - Licensing agreement with a major Chinese captive finance company to implement the NetSol Financial Suite™ (NFS)
  - Significant new NetSol Financial Suite™ contract with Minsheng Financial Leasing Company
  - Major international automotive manufacturer signed a LeaseSoft license contract for captive finance in China
  - China now the largest single market for automobile sales
- Expanding local presence in Beijing to support burgeoning market demand
- Increased traction in public and defense related opportunities include significant new business with the Government of Sindh

NetSol Defense Division

- Serving military and defense organization customers since 2005
- Currently teamed with "Top 5" U.S. defense contractor for major bid
- Joint contract bid estimated in excess of $350 million over 5+ years
- Proposed work focuses on the digitization of the Pakistan military forces as well as an automated command and control system
- NetSol to provide system development and local market integration support as well as follow on services

NetSol TECHNOLOGIES

CMMI® Maturity LEVEL 5

Boo-Ali Siddiqui
Chief Financial Officer

Revenue



US$ Millions
CAGR 58%*
3.8
5.7
12.4
18.7
29.2
36.6
26.5
Fiscal 2003
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008
Fiscal 2009

FY 2009
28%
Y-O-Y

4Q 2009
36%
Sequentially

Revenue

For the period ended June 30, 2009

Strong sequential revenue growth

	4Q Fiscal 2009	Year-Over-Year % Change	Sequential % Change
IT Consulting & Service Fees	3,841,580	Unchanged	↑ 27%
License Fees	1,283,700	↓ 74%	↑ 295%
Maintenance Fees	1,727,900	↓ 1%	↑ 4%
Total Revenues	6,853,180	↓ 35%	↑ 36%

Revenue By Business

Full Year Fiscal 2009


IT Consulting & Service Fees 57%
License Fees 18%
Maintenance Fees 25%

Operating Expenses

For the period ended June 30, 2009

Significant reduction in operating expenses

	4Q Fiscal 2009	Year-Over-Year % Change	Sequential % Change
Total Operating Expenses	3,087,830	↓ 23%	↓ 36%

GAAP Earnings/Loss Per Diluted Share



$(0.03)
$0.12
$0.08
$0.04
$0.00
($0.04)
($0.08)
($0.12)
($0.16)
($0.20)
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009

EBITDA Per Diluted Share



Return to
EBITDA
Profitability
$ 0.02
$0.16
$0.11
$0.06
$0.01
($0.04)
($0.09)
($0.14)
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009

NetSol TECHNOLOGIES

CMMI® Maturity LEVEL 5

Questions & Answers

Najeeb U. Ghauri - Chairman & CEO

Boo-Ali Siddiqui - CFO

Naeem Ghauri - Head of Global Sales

NetSol TECHNOLOGIES

CMMI® Maturity LEVEL 5


NASDAQ

Thank You

To learn more about NetSol Technologies, Inc.,
Visit www.netsoltech.com

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